FEDERATED EQUITY INCOME FUND, INC.

Class A Shares
Class B Shares
Class C Shares
Class F Shares

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Supplement to Statement of Additional Information dated May 31, 2001

Please delete the following paragraphs under "Research Services:"

     "On March 31, 2001, the Fund owned securities of the following regular broker/dealers: Morgan Stanley, Dean Witter & Co. $56,972,150 and Merrill Lynch $40,730,080.

     Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund."

     Please add the following as the second and third paragraphs, respectively, under "Brokerage Transactions:"

     "Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts.

     On March 31, 2001, the Fund owned securities of the following regular broker/dealers: Morgan Stanley, Dean Witter & Co. $56,972,150 and Merrill Lynch $40,730,080."










                                                                  April 25, 2002


Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

27388 (4/02)